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CUSIP No. 335914206                  13D                  Page 10 of 11 Pages
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                                  EXHIBIT INDEX


Exhibit No.                Description
- -----------                ------------

   1.                      Joint Filing Agreement

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CUSIP No. 335914206                  13D                   Page 11 of 11 Pages
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                                                                    EXHIBIT 1


                             JOINT FILING AGREEMENT


                  In accordance with Rule 13d-1 (f) under the Securities Exchange Act of 1934, as amended, the persons name below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $.015 per share, of First Priority Group, Inc., and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. In evidence thereof, the undersigned hereby execute this Agreement this 5th day of September, 1997.


                           FOURTEEN HILL CAPITAL, L.P.
                           By: Fourteen Hill Management, LLC,
                           its general partner


                           /S/ALAN B. PERPER
                           -----------------------------------
                            By: Alan B. Perper, its President



                          FOURTEEN HILL MANAGEMENT, LLC


                          /S/ALAN B. PERPER
                          ------------------------------------
                          By: Alan B. Perper, its President



                         POINT WEST CAPITAL CORPORATION


                         /S/ALAN B. PERPER
                         -------------------------------------
                         By: Alan B. Perper, its President